SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON D.C.

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)              June 27, 1996
                                                 -------------------------------


                     COMMUNICATION INTELLIGENCE CORPORATION
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                       (Exact Name of Registrant as Specified in its Charter)


                                            Delaware

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                             (State or Other Jurisdiction of Incorporation)


       0-19301
                                                           94-2790442
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(Commission File Number)                                      IRS Employer
Identification Number


            275 Shoreline Drive, Suite 520, Redwood Shores, CA 94065
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                    (Address of Principal Executive Offices)


                                        (415) 802-7888

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                      (Registrant's Telephone Number, Including Area Code)


                                              N/A
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          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events

     On June 27, 1996, the Company completed a private placement (the "Placement") of 600,000 shares (the "Shares") of its Common Stock (the "Common Stock") at a purchase price of $4.50 per Share with aggregate gross proceeds of $2,700,000. In addition, the Company agreed to issue additional shares of Common Stock (the "Extra Shares") to the purchasers (the "Purchasers") in the Placement if the average sale price of the Common Stock is less than $4.50 per share for a specified period prior to the effectiveness of a registration statement to be filed by the Company covering the Shares.

     The Common Stock has been approved for quotation on the NASDAQ SmallCap Market, subject to the consummation of the Placement. The Company expects trading of the Common Stock on that market to commence on July 1, 1996.

     In connection with the Placement, the Purchasers were given certain registration rights to have the Shares (and the Extra Shares, if any) registered under the Securities Act of 1933, as amended. The Company agreed to file a registration statement covering the Shares (and Extra Shares, if any) within 30 days after the closing of the Placement. Libra Investments, Inc. ("Libra") acted as placement agent for the Company in connection with the Placement. As compensation for its role as placement agent, Libra's designee received five-year warrants to purchase 30,000 shares of Common Stock at an initial exercise price of $4.50, and received certain registration rights with respect to the Shares purchasable upon exercise of these warrants. In addition, the Company paid Libra a $135,000 cash payment in connection with the Placement.

     Set forth below is an unaudited balance sheet of the Company at March 31, 1996, actual and as adjusted to give pro forma effect to the Placement.




































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
                                    Unaudited
                                 (In Thousands)

                                                    March 31,    March 31,
 Assets                                                1996        1996
                                                      Actual     Pro Forma
                                                      ------     ---------
 Current assets:
    Cash and cash equivalents                           $2,400      $2,400
    Short-term investments                               2,502       5,013
    Accounts receivable, net                               192         192
    Inventories                                            323         323
    Other current assets                                   333         333
                                                       -------     -------
      Total current assets                               5,750       8,261
 Note receivable from officer                              210         210
 Property and equipment, net                               371         371
 Capitalized software development costs, net                66          66
 Other assets                                              690         690
                                                       -------     -------
      Total assets                                      $7,087      $9,598
                                                        ======      ======

 Liabilities and stockholders' equity
 Current liabilities:
    Accounts payable                                   $    93     $    93
    Pre-petition liabilities - current                     882         882
    Accrued compensation                                   377         377
    Other accrued liabilities                              592         592
    Deferred revenue                                     2,474       2,474
    Obligations under capital leases - current              25          25
                                                        ------      ------
      Total current liabilities                          4,443       4,443

 Obligations under capital leases - noncurrent               8           8
 Commitments

 Stockholders' equity:
    Common stock                                           403         409
    Additional paid-in capital                          51,804      54,309
    Accumulated deficit                                (49,439)    (49,439)
    Cumulative foreign currency translation adjustment    (132)       (132)
                                                      ---------   ---------
      Total stockholders' equity                         2,636       5,147
                                                     ---------   ---------

      Total liabilities and stockholders' equity        $7,087      $9,598
                                                        ======      ======








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
ITEM 7.  Exhibits

     (c)  The following documents are filed herewith as exhibits to this Form
8-K:

          1. Engagement Letter between the Company and Libra Investments, Inc. dated May 28, 1996.
          2. Form of Subscription Agreement between the Company and the Purchasers, dated as of June 13, 1996.
          3. Form of Registration Rights Agreement between the Company and the Purchasers, dated as of June 13, 1996.
          4. Form of Warrant of the Company issued to Libra's designee on June 27, 1996.
          5. Form of Registration Rights Agreement between the Company and Libra dated June 27, 1996.





















































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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 27, 1996
                                   COMMUNICATION INTELLIGENCE CORPORATION


                                   By: /s/ Philip S. Sassower
                                      -------------------------------------
                                        Philip S. Sassower
                                        Chairman of Finance Committee





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


                                 EXHIBIT INDEX
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EXHIBITS                         DESCRIPTION
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     1.   Engagement Letter between the Company and Libra Investments, Inc.
          dated May 28, 1996.
     2. Form of Subscription Agreement between the Company and the Purchasers, dated as of June 13, 1996.
     3. Form of Registration Rights Agreement between the Company and the Purchasers, dated as of June 13, 1996.
     4. Form of Warrant of the Company issued to Libra's designee on June 27, 1996.
     5. Form of Registration Rights Agreement between the Company and Libra dated June 27, 1996.




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